Exhibit 24


                                POWER OF ATTORNEY


     Lockhart Caribbean Corporation, a U.S. Virgin Island corporation, and each person whose signature appears below, constitutes and appoints George H.T. Dudley, Wesley S. Williams, Jr. and John P. De Jongh, Jr., and any of them, with full power to act without the others, such person's true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign this Registration Statement, and any and all amendments thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing necessary or desirable to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, thereby ratifying and confirming all that said attorneys-in-fact, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ JOHN P. DE JONGH, JR.                            July 5, 1997
- -------------------------
John P. De Jongh, Jr.
President, Chief Operating Officer
and Director (Principal Executive Officer)


/s/ CORNEL A. WILLIAMS                               July 5, 1997
- -------------------------
Cornel A. Williams
Chief Financial Officer
(Principal Financial Officer and
Principal Accounting Officer)


/s/ GEORGE H.T. DUDLEY                               July 5, 1997
- --------------------------
George H.T. Dudley
Co-Chief Executive Officer and
Chairman of the Board of Directors


/s/ WESLEY S. WILLIAMS, JR.                          July 5, 1997
- ----------------------------
Wesley S. Williams, Jr.
Co-Chief Executive Officer and
Chairman of the Board of Directors


DC02/44189-1//Power of Attorney


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/s/ ALTON L. ADAMS                                   July 5, 1997
- ----------------------------
Alton L. Adams
Director


/s/ LISA S. CURRERI                                  July 5, 1997
- ----------------------------
Lisa S. Curreri
Director


/s/ KATHLEEN P. GOLDBERG                             July 5, 1997
- ----------------------------
Kathleen P. Goldberg
Director


/s/ WILLIAM H. HASTIE                                July 5, 1997
- ----------------------------
William H. Hastie
Director


/s/ HERBERT E. LOCKHART, III                         July 5, 1997
- ----------------------------
Herbert E. Lockhart, III
Director


/s/ JOHN E. OXENDINE                                 July 5, 1997
- ----------------------------
John E. Oxendine
Director


DC02/44189-1 // Power of Attorney